EXHIBIT 32
APPLIED INDUSTRIAL TECHNOLOGIES, INC. FORM 10-K FOR
FISCAL YEAR ENDED JUNE 30, 2009
[The following certification accompanies the Annual Report on Form 10-K for the year ended June 30, 2009, and is not filed, as provided in applicable SEC releases.]
CERTIFICATIONS PURSUANT TO 18 U.S.C. 1350
          In connection with the Form 10-K (the “Report”) of Applied Industrial Technologies, Inc. (the “Company”) for the period ending June 30, 2009, we, David L. Pugh, Chairman & Chief Executive Officer, and Mark O. Eisele, Vice President-Chief Financial Officer & Treasurer of the Company, certify that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Pugh David L. Pugh	/s/ Mark O. Eisele Mark O. Eisele
Chairman & Chief Executive Officer	Vice President-Chief Financial Officer & Treasurer
Dated: August 19, 2009
[A signed original of this written statement has been provided to Applied Industrial
Technologies, Inc. and will be retained by Applied Industrial Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]

August 19, 2009

Securities and Exchange Commission	VIA EDGAR
Washington, D.C. 20549

Re:	Applied Industrial Technologies, Inc. Form 10-K – SEC File No. 1-2299
Dear Sir or Madam:
Transmitted herewith for filing under the Securities and Exchange Act of 1934, as amended, is Applied’s Form 10-K Annual Report for the fiscal year ended June 30, 2009, together with the exhibits thereto.
The financial statements in the Report do not reflect any changes from the preceding year in accounting principles or practices, or in the method of applying any such principles or practices, except for the following:
•	Effective July 1, 2008, Applied adopted SFAS No. 157, “Fair Value Measurements.”
•	Effective January 1, 2009, Applied adopted SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133.” Applied has applied the requirements of SFAS No. 161 on a prospective basis.
Cordially,
/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary